SUPPLEMENT DATED SEPTEMBER 7, 2016

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DESCRIBED BELOW

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana (Class A) (Ticker: VMTTX)

Viking Tax-Free Fund for North Dakota (Class A) (Ticker: VNDFX)

(collectively, the “Funds”)

Prospectus (Class A Shares) dated April 30, 2016 (the “Prospectus”)

Statement of Additional Information (Class A Shares) dated April 30, 2016 (the “SAI”)

The following supersedes the description of the change to the Prospectus and SAI regarding share class conversions that was included in Part C of the Supplement dated August 1, 2016 to the Funds’ Prospectus, Summary Prospectuses and SAI for Class A shares (the “August 1 Supplement”). Except as set forth below, the August 1 Supplement remains in effect and is not modified by this Supplement.

Change Change to Prospectus and SAI -- Share Class Conversions

As of August 1, 2016, the Funds began offering Class I shares pursuant to a separate prospectus and statement of additional information dated August 1, 2016. In connection with the offering of Class I shares, the Prospectus and SAI are modified to reflect that shares of one class of a Fund may be converted into shares of another class of the same Fund, provided that you are eligible to buy the new share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of a Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any contingent deferred sales charge (“CDSC”) associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

See the applicable prospectus for share class information. Fees and expenses differ between share classes. You should read the prospectus for the share class into which you are seeking to convert your shares prior to the conversion. Share class conversions are made upon receipt of a properly completed request form or letter of instruction. Alternatively, you may request share class conversions by telephone by calling Integrity Fund Services, LLC at 800-601-5593. The conversion right may be changed or discontinued at any time upon 60 days’ notice to shareholders.

************************************************************************************************************

The information set forth in the Prospectus and SAI is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds’ Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE